UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2011

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Chart Industries Inc. annual meeting of stockholders was held on May 26, 2011. At the meeting the following matters were submitted to a vote of stockholders:

•	the election of seven directors for a term of one year;

•	the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011;

•	an advisory vote on executive compensation; and

•	an advisory vote on the frequency of future advisory votes on executive compensation.

As of the record date of March 29, 2011, there were 29,107,410 shares of common stock outstanding and entitled to vote at the meeting. The holders of 25,913,779 shares were represented in person or by proxy at the meeting, constituting a quorum.

At the annual meeting, all of the proposals were approved as recommended to stockholders in the proxy statement for the meeting. All the directors were elected, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011 was ratified, the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved on an advisory basis and the stockholders indicated their preference to hold future votes on executive compensation on an annual basis.

The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Samuel F. Thomas	22,997,125	651,536	2,285,118
W. Douglas Brown	23,302,158	326,503	2,285,118
Richard E. Goodrich	23,447,961	180,700	2,285,118
Steven W. Krablin	23,448,031	180,630	2,285,118
Michael W. Press	23,301,408	327,253	2,285,118
James M. Tidwell	23,300,958	327,703	2,285,118
Thomas L. Williams	22,829,025	799,636	2,285,118

The vote with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm	25,256,625	610,985	46,169	—

The advisory vote with respect to the compensation of the Company’s named executive officers was as follows:

	For	Against	Abstain	Broker Non-Votes
Advisory Vote on Executive Compensation	22,990,658	308,995	329,008	2,285,118

The advisory vote with respect to the frequency of future advisory votes on the Company’s executive compensation was as follows:

	1 Year	2 Years	3 Years	Abstain
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	21,515,832	32,803	1,795,750	284,276

In light of the foregoing advisory vote on the frequency of future votes on executive compensation, the Company plans to hold an annual advisory vote on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: May 27, 2011
	By:	/s/ Matthew J. Klaben
Matthew J. Klaben
Vice President, General Counsel and Secretary

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